UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2015

POWERSECURE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-12014	84-1169358
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina	27587
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (919) 556-3056

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

Restricted Stock Units

On June 10, 2015, the Compensation Committee (“Compensation Committee”) of the Board of Directors of PowerSecure International, Inc., a Delaware corporation (the “Company”), adopted a form of Restricted Stock Unit (“RSU”) Agreement under the PowerSecure International, Inc. 2008 Stock Incentive Plan, which provides for the grant of equity awards to the officers, directors, employees, advisors and consultants of the Company. Each RSU entitles the holder thereof to receive one share of common stock, par value $0.01 per share (“Common Stock”), of the Company upon vesting and settlement.

Also on June 10, 2015, the Compensation Committee approved including RSUs in the annual equity grant to non-employee directors, the size and vesting of which was unchanged. Each non-employee director may elect to receive the annual equity grant in the form of RSUs or restricted shares of Common Stock or a combination of both, in an aggregate amount of $50,000 divided by the closing sale price of the Common Stock on the date of grant, vesting in four equal quarterly installments.

The form of Restricted Stock Unit Agreement is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

2015 Annual Meeting of Stockholders

On June 10, 2015, the “Company” held its 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”). A total of 22,447,116 shares of Common Stock, par value $.01 per share, were issued and outstanding on April 17, 2015, the record date for the 2015 Annual Meeting, and were entitled to vote thereat, of which 18,298,898 shares were present, in person or by proxy, thus constituting a quorum at the 2015 Annual Meeting.

Set forth below are the voting results on each of the three proposals submitted to and voted upon by the stockholders at the 2015 Annual Meeting, which proposals are described in the Company’s Proxy Statement for the 2015 Annual Meeting:

Proposal 1:	Election of Directors

The following nominees were elected as directors, each to serve for a term of three years and until his successor is duly elected and qualified, by the vote set forth below:

	For	Against	Abstain	Broker Non-Votes
W. Kent Geer	12,595,819	996,592	63,244	4,678,243
Thomas J. Madden III	13,109,241	483,778	62,636	4,678,243

Proposal 2:	Approval, on an Advisory Basis, of the Compensation of the Named Executive Officers

The compensation of the Company’s named executive officers was approved, on an advisory, non-binding basis, by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
12,705,917	349,838	599,900	4,678,243

Proposal 3:	Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment by the Audit Committee of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified, by the vote set forth below:

For	Against	Abstain
17,758,786	143,362	431,750

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Restricted Stock Unit Agreement under the PowerSecure International, Inc. 2008 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.

By:	/s/ Eric Dupont
Eric Dupont
Executive Vice President of Finance and Administration

Dated: June 10, 2015

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